                                                                 Exhibit 10.5(C)

                             AMENDMENT NO. 2 TO THE
              MASTER MORTGAGE LOAN PURCHASE AND SERVICING AGREEMENT
                             (JUMBO MORTGAGE LOANS)

                         (COUNTRYWIDE HOME LOANS, INC.--
                  BANC OF AMERICA MORTGAGE CAPITAL CORPORATION)

     This Amendment No. 2 (this "Amendment"), dated as of September 1, 2004, by and among BANK OF AMERICA, N.A., a national banking association (the
"Assignee"), BANC OF AMERICA MORTGAGE CAPITAL CORPORATION, a North Carolina
corporation (the "Assignor"), and COUNTRYWIDE HOME LOANS, INC., a New York
corporation (the "Company"), amends that certain Master Mortgage Loan Purchase and Servicing Agreement (the "Agreement"), dated as of April 1, 2003, by and between the Assignor and the Company, as previously amended by Amendment No. 1, dated as of July 1, 2003, by and among the Assignee, the Assignor and the
Company.

                                   WITNESSETH

     WHEREAS, pursuant to various Assignment, Assumption and Recognition
Agreements executed by the parties hereto from time to time, the Assignor has previously assigned its interest in the Agreement, as previously amended, as such relates to certain pools of Mortgage Loans to the Assignee; and

     WHEREAS, the Company, the Assignor and the Assignee have agreed, subject to the terms and conditions of this Amendment, that the Assignee shall purchase certain Mortgage Loans directly from the Company pursuant to the terms of the
Agreement henceforth; and

     WHEREAS, the Company, the Assignor and the Assignee agree that the
Agreement shall be amended to substitute the Assignee as the purchaser thereunder, to release the Assignor from all obligations and duties thereunder, and to otherwise reflect the change in parties.

     NOW, THEREFORE, in consideration of the mutual premises and mutual obligations set forth herein and other good and valuable consideration, the
Company, the Assignee and the Assignor hereby agree as follows:

     1. The Agreement is amended to assign, transfer and set over all of
Assignor's right, title and interest to and under the Agreement to the Assignee and to remove the Assignor as a party thereto and furthermore, that the
Agreement is amended by deleting any occurrence of "Banc of America Mortgage
Capital Corporation" and replacing it with "Bank of America, N.A."

     2. The Assignor hereby assigns, transfers and sets over to the Assignee all of its right, title and interest in, to and under the Agreement (other than the rights of the Assignor to indemnification thereunder), and the Assignee hereby assumes all of the Assignor's obligations and duties under the Agreement from and after the date hereof, and the Company hereby acknowledges such assignment and assumption and hereby agrees to the release of the Assignor from any obligations or duties under the Agreement from and after the date hereof.
Notwithstanding the foregoing, it is understood that the Company is not released from liability to

the Assignor for any breaches of any representations and warranties by the
Company made in the Agreement prior to the date hereof regardless of when such breaches are discovered or made known. Notwithstanding anything to the contrary herein or otherwise, it is understood that the Assignor is not released from liability to the Company for any breaches of any representations, warranties, and covenants by the Assignor made in and pursuant to the Agreement prior to the date hereof regardless of when such breaches are discovered or made known.

     3. The Assignee hereby represents, warrants and covenants to the Company that, as of the date hereof:

          a.   Organization and Standing. The Assignee is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized and is qualified to
               transact business in and is in good standing under the laws of each state in which the nature of the business transacted by it or the character of the properties owned or leased by it requires such qualification;

          b.   Due Authority. The Assignee has the full power and authority to perform, and to enter into and consummate, all transactions contemplated by this Amendment and the Agreement; the Assignee has the full power and authority to purchase and hold each
               Mortgage Loan;

          c.   No Conflict. Neither the acquisition of the Mortgage Loans by the
               Assignee pursuant to this Amendment and the Agreement, the consummation of the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Amendment and the Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the
               Assignee's charter or by-laws or result in a material breach of any legal restriction or any material agreement or instrument to which the Assignee is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignee or its property is subject;

          d.   No Pending Litigation. There is no action, suit, proceeding, investigation or litigation pending or, to the Assignee's
               knowledge, threatened, which either in any one instance or in the aggregate, if determined adversely to the Assignee would
               adversely affect the purchase of the Mortgage Loans by the
               Assignee under the Agreement, or the Assignee's ability to perform its obligations under this Amendment and the Agreement;

          e.   No Consent Required. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Assignee of or
               compliance by the Assignee with this Amendment and the Agreement or the consummation of the transactions contemplated by this
               Amendment and the Agreement (including, but not limited to, any approval from HUD), or if required, such

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               consent, approval, authorization or order has been obtained prior to the date hereof; and

          f.   Ability to Perform. The Assignee does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Amendment and the Agreement.
               The Assignee is solvent and the purchase of the Mortgage Loans will not cause the Assignee to become insolvent. The purchase of the Mortgage Loans is not undertaken with the intent to hinder, delay or defraud any of Assignee's creditors.

     4. Article I of the Agreement is modified by deleting the second occurrence of the word "following" and replacing it with "preceding" in the definition of
"Remittance Date".

     5. Section 3.01 of the Agreement is modified by deleting the word "and" at the end of clause (e), deleting the period at the end of clause (f) and replacing it with "; and" and inserting the following (as new clause (g)
therein):

          "(g) Anti-Money Laundering Laws. Countrywide has complied with all applicable anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 (collectively, the
          "Anti-Money Laundering Laws"); Countrywide has established an anti-money laundering compliance program if and to the extent required by applicable Anti-Money Laundering Laws, has conducted due diligence in connection with the origination of each Mortgage Loan if and to the extent required by applicable Anti-Money Laundering Laws."

     6. Section 3.02 of the Agreement is modified by deleting clauses (aa) and
(jj) in their entirety, deleting the word "and" at the end of clause (uu), deleting the period at the end of clause (vv) and replacing it with ";" and inserting the following (as new clause (ww) therein):

          "(ww) Homeownership and Equity Protection Act; No High Cost Loans. No
          Mortgage Loan is (a) a "high cost" loan under the Home Ownership and
          Equity Protection Act of 1994 as amended, or (b) a "high cost,"
          "threshold," "covered," "predatory," "abusive," or similarly defined loan, including refinance loans, under any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees), provided that any Mortgage Loan secured by a Mortgaged Property in Illinois characterized as a
          "threshold" loan shall not be a "high cost" loan unless it is characterized as "predatory" under applicable local law or (c) a "High
          Cost Loan" or "Covered Loan" as defined in the S&P LEVELS Glossary
          Version 5.6; no Mortgage Loan originated on or after October 1, 2002 and on or before March 6, 2003 is governed by the Georgia Fair Lending
          Act; the Company has implemented and conducted compliance procedures to determine if each Mortgage Loan is "high-cost" home loan under the applicable laws and performed a review of the disclosure provided to the related Mortgagor in accordance with such laws and the related
          Mortgage Note in order to determine that such Mortgage Loan, if subject to any such law, does not violate any such law;

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     7. Section 6.06 of the Agreement is hereby amended by inserting the following as the new third sentence therein:

          "Upon receipt of a written request from the Purchaser for any Credit
          File or document therein, Countrywide shall make commercially reasonable efforts to deliver no later than thirty (30) days after receipt of such written request any such Credit File or document, or copies thereof, to the Purchaser in accordance with the reasonable directions of the Purchaser contained in such request, and the
          Purchaser shall return any original Credit File or document therein delivered pursuant to this Section no later than ten (10) days after receipt thereof. In the event that Countrywide is unable to deliver pursuant to this Section any requested document or a copy thereof that is reasonably material to the review of the status of the related
          Mortgage Loan or Mortgaged Property or the creditworthiness of the
          Mortgagor ("Credit Document"), Countrywide shall promptly contact the
          Purchaser to explain the reasons for the delay. The Purchaser will make every effort to work with Countrywide when extenuating circumstances prevent Countrywide from delivering a Credit Document to the Purchaser in a timely manner. If Countrywide fails to deliver in accordance with this Section any requested Credit Document for no apparent reason (or for a reason not acceptable to the Purchaser in its reasonable and good faith discretion), Countrywide shall indemnify the Purchaser and hold it harmless against any and all claims, losses, damaged, penalties, fines, forfeitures, reasonable and necessary attorneys' fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser may sustain in any way related to the failure of Countrywide to provide the Purchaser with a requested
          Credit Document in accordance with this Section, provided that such failure to deliver shall materially and adversely affect the value of the related Mortgage Loan or the Purchaser's interest in such Mortgage
          Loan. Notwithstanding the foregoing, the Purchaser shall indemnify
          Countrywide and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that Countrywide may sustain in any way related to (a)
          actions or inactions of Countrywide which were taken or omitted upon the instruction or direction of the Purchaser, or (b) the failure of the Purchaser to perform its obligations under this Agreement, including subsections (i) and (ii) in Section 6.04. Countrywide shall not be required to deliver any Credit Document pursuant to this
          Section 6.06 for any Mortgage Loan for which the Purchaser conducted either a pre-closing or a post-closing due diligence review, identified such Credit Document as missing or not in the related
          Credit File and thereafter did not refuse to purchase or request repurchase of such Mortgage Loan by Countrywide."

     8. Section 8.07 of the Agreement is hereby amended by inserting the following as the new subsection (g) therein:

          "(g) The Purchaser and Countrywide agree that with respect to some or all of the Mortgage Loans, the Purchaser, at its sole option, may effect one or more synthetic securitizations (each, a "Synthetic
          Securitization") in which such

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          Mortgage Loans are included as part of the reference portfolio relating to such Synthetic Securitization, retaining Countrywide as the servicer thereof or subservicer if a master servicer is employed, or as applicable the "seller/servicer." Upon receipt of written notice requesting information similar to that which is set forth in Section
          8.07(b)(ii) which shall not be received later than ten (10) days prior to any such Synthetic Securitization, Countrywide agrees to provide such information to the extent that it does not result in an undue burden, and the Purchaser agrees to pay for any out-of-pocket costs or expenses incurred by Countrywide in complying with this Section
          8.07(g). In addition, Countrywide shall reasonably cooperate with the
          Purchaser in connection with each Synthetic Securitization."

     Upon execution of this Amendment No. 2, the Agreement as it relates to
Mortgage Loans sold to the Assignor by the Company on or after the date hereof will be read to contain the above amendments as of the date hereof, and any future reference to the Agreement will mean the Agreement (except with respect to paragraph 8 above which shall also apply to Mortgage Loans sold under the
Agreement prior to the date hereof) as so modified as of the date hereof and thereafter. The parties hereto acknowledge that the Agreement has not been modified or amended, except as otherwise expressly described or provided for herein.

     This Amendment shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     This Amendment may be executed in one or more counterparts and by different parties hereto on separate counterparts, each of which, when so executed, shall constitute one and the same agreement.

     Any capitalized terms not otherwise defined herein will have the meanings assigned to them in the Agreement.

                   [SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

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                                                                  Execution Copy

     IN WITNESS HEREOF, the parties have caused their names to be signed to this
Amendment No. 2 by their respective duly authorized officers as of the date first written above.

                                        COUNTRYWIDE HOME LOANS, INC.
                                        a New York corporation

                                        By: /s/ Monica Brudenell
                                            ------------------------------------
                                        Name: Monica Brudenell
                                              ----------------------------------
                                        Title: First Vice President
                                               ---------------------------------

                                        BANC OF AMERICA MORTGAGE CAPITAL
                                        CORPORATION
                                        a North Carolina corporation

                                        By: /s/ Bruce W. Good
                                            ------------------------------------
                                        Name: Bruce W. Good
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------

                                        BANK OF AMERICA, N.A.
                                        a national banking association

                                        By: /s/ Bruce W. Good
                                            ------------------------------------
                                        Name: Bruce W. Good
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------

         [Signature Page to Amendment No. 2 to the CWHL MMLPSA (Jumbo)]